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                                                     Exhibit 10.2

                FOURTH AMENDMENT TO BUSINESS LOAN
                           AGREEMENT

      This Fourth Amendment to Business Loan Agreement (the "Amendment") is entered into as of April 28, 2001, among Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association; the "Bank"), Sunquest Information Systems, Inc. ("Borrower 1"), Sunquest Europa Limited ("Borrower 2"), Antrim Corporation ("Borrower 3"), Sunquest Pharmacy Information Systems, Inc. ("Borrower 4"), Sunquest Germany GmbH ("Borrower 5"), Sunquest Information Systems (India) Private Limited (Borrower 6), Diagnostix.com, Inc. ("Borrower 7"), and e-Suite, Inc. ("Borrower 8") (Borrower 1, Borrower 2, Borrower 3, Borrower 4, Borrower 5, Borrower 6, Borrower 7, and Borrower 8 are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

                            RECITALS
                            --------

     A. The Bank and the Borrowers (other than Borrowers 6, 7 and 8) entered into a certain Business Loan Agreement dated as of December 30, 1997, as amended by a First Amendment to Business Loan Agreement dated as of April 30, 1999, a Second Amendment to Business Loan Agreement dated as of May 31, 1999, and a Third Amendment to Business Loan Agreement dated as of April 28, 2000 (the "Agreement").

     B. The Bank and the Borrowers desire to amend the Agreement.

                           AGREEMENT
                           ---------

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   Amendments.  The Agreement is hereby amended as follows:

          (a) Paragraph 1.2 of the Agreement is hereby amended by deleting the date "April 28, 2001" and inserting the date "August 28, 2001" in place thereof.

          (b) The parties hereby acknowledge that the proper name for the Borrow's subsidiary in India, which is Borrower 6 hereunder, is Sunquest Information Systems (India) Private Limited.

          (c) Borrower 7 and Borrower 8 are hereby added as parties to the Agreement with all of the rights and obligations of a Borrower hereunder and the first paragraph of the Agreement is hereby amended (i) by deleting the word "and" following the definition of Borrower 5 and inserting a comma in its place, (ii) by adding a comma and the words "Diagnostix.com, Inc. ("Borrower 7"), and e-Suite Inc. ("Borrower 8")" following the definition of Borrower 6,
     (iii) by deleting the word "and" following the reference to Borrower 5 in the collective definition of "Borrowers" and inserting a comma in its place,

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     and (iv) by adding a comma and the words "Borrower 7 and
     Borrower 8" following the reference to Borrower 6 in the collective definition of "Borrowers".

          (d) Borrower 5 is hereby deleted as a party to the Agreement and from and after the date it executes this Amendment shall no longer have any rights or obligations of a Borrower hereunder except the obligation immediately to pay all amounts due from it hereunder which shall specifically survive this Amendment, and all references to Borrower 5 are hereby deleted from the Agreement. The Bank hereby consents to the liquidation, sale and/or dilution of Borrower 5's business.

     3. Representations and Warranties. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement,
(b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within such Borrower's powers, has been duly authorized, and does not conflict with any of such Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which such Borrower is bound.

     4. Conditions. This Amendment will become effective on April 28, 2001 (the "Effective Date"), provided that each of the following conditions precedent have been satisfied:

          (a)  Bank has received from each
     Borrower a duly executed original (or, if elected by the Bank an executed facsimile copy) of this Amendment; and

          (b) Bank has received from each of Borrower 7 and 8 a copy of a resolution passed by the board of directors of such Borrower, certified by the Secretary or an Assistant Secretary of such Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Arizona.

     6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.


     This Amendment is executed as of the date stated at the beginning of this Amendment. The Agreement, as amended hereby, shall hereinafter constitute the Agreement between the parties.

                              BANK OF AMERICA, N.A.

                              By: /s/ Jouni Korhonen
                                  ------------------
                              Name:  Jouni Korhonen
                              Title:  Managing Director

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                              SUNQUEST INFORMATION SYSTEMS, INC.

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Chief Financial Officer

                              SUNQUEST EUROPA LIMITED

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Director

                              ANTRIM CORPORATION

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Secretary

                              SUNQUEST PHARMACY INFORMATION
                              SYSTEMS, INC.

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Secretary

                              SUNQUEST GERMANY GMBH

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Liquidator

                              SUNQUEST INFORMATION SYSTEMS (INDIA)
                              PRIVATE LMITED

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:    Director

                              -3-

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                              DIAGNOSTIX.COM, INC.

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Secretary


                              e-SUITE, INC.

                              By:  /s/ Nina M. Dmetruk
                                   -------------------
                              Name:  Nina M. Dmetruk
                              Title:  Secretary


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